Exhibit 99.1
Aerohive Networks® Reports Q2 2019 Results
MILPITAS, CA — July 30, 2019 — Aerohive Networks (NYSE: HIVE), a leader in cloud-managed networking, today announced financial results for its second quarter ended June 30, 2019.
"We delivered a solid second quarter with revenue, gross margin, and non-GAAP EPS all within or better than our guidance ranges. Aerohive’s Subscription and Support revenue was up 19% year-over-year, reflecting continued improvements in our operating leverage,” stated David Flynn, president and chief executive officer, Aerohive Networks. “As announced in June, we signed a definitive agreement to be acquired by Extreme Networks in an all cash transaction for $4.45 per share. We are very excited about the combination of Extreme Networks and Aerohive Networks and expect the acquisition to close approximately August 9th."
Second Quarter 2019 Financial Summary
Total revenue for the second quarter of fiscal year 2019 was $38.0 million, compared with $40.5 million for the second quarter of 2018. Subscription and support revenue was $13.3 million, or 35% of total revenue, for the second quarter of fiscal year 2019, compared with $11.2 million, or 28% of total revenue, for the second quarter of 2018.
On a GAAP basis, net loss was $6.1 million for the second quarter of fiscal year 2019, compared with a net loss of $2.8 million for the second quarter of 2018. GAAP gross margin was 64.2% for the second quarter of fiscal year 2019, compared with 66.0% for the second quarter of 2018. GAAP net loss per share was $0.11 for the second quarter of fiscal year 2019, compared with a net loss per share of $0.05 for the second quarter of 2018.
On a non-GAAP basis, net income was $1.6 million for the second quarter of fiscal year 2019, compared with a net income of $0.9 million for the second quarter of 2018. Non-GAAP gross margin was 65.0% for the second quarter of fiscal year 2019, compared with 66.7% for the second quarter of 2018. Non-GAAP net income per share was $0.03 for the second quarter of fiscal year 2019, compared with a net income per share of $0.02 for the second quarter of 2018.
Commentary regarding Aerohive Acquisition by Extreme Networks
On June 26, 2019, Aerohive Networks announced that it had entered into a definitive agreement to be acquired by Extreme Networks, Inc. Due to the pending acquisition, Aerohive will not hold an earnings conference call and has suspended the practice of providing forward-looking guidance.
Safe Harbor Statement
This press release may contain forward-looking statements made in reliance upon the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, but not limited to any statements regarding or relating to the transaction between Aerohive Networks, Extreme Networks, and Clover Merger Sub, Inc., a wholly-owned subsidiary of Extreme Networks (“Purchaser”); any statements of expectation or belief; any statement regarding the future financial performance of Aerohive Networks; and any statements of assumptions underlying any of the foregoing. These forward-looking statements are based on information currently available to Aerohive Networks and are subject to a number of risks, uncertainties and other factors that could cause results to differ from expectations include, but are not limited to: (i) uncertainties as to the timing of the tender offer and the merger; (ii) uncertainties as to how many of the holders of shares will tender their shares into the tender offer; (iii) the possibility that various closing conditions for the tender offer or the merger may not be satisfied or waived; (iv) legal proceedings that may be instituted against Aerohive Networks and others following announcement of the definitive agreement entered into with Extreme Networks and Purchaser; (v) other business effects, including the effects of industrial, economic or political conditions outside of Aerohive Networks’ control; (vi) transaction costs and/or actual or contingent liabilities; and (vii) other risks and uncertainties.  Although Aerohive Networks believes that the expectations reflected in the forward-looking statements are reasonable, Aerohive Networks cannot guarantee future results, performance or achievements and no assurance can be given that the actual results will be consistent with these forward-looking statements.  Aerohive Networks does not intend to update any of the forward-looking statements after the date of this communication to conform these statements to actual results, to changes in management's expectations or otherwise, except as may be required by law.
.

Additional risks and uncertainties that could affect Aerohive’s financial and operating results are included under the captions "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations," in the Company’s recent annual report on Form 10-K and quarterly report on Form 10-Q. Aerohive’s SEC filings are available on the Investor Relations section of the Company’s website at https://ir.aerohive.com and on the SEC's website at www.sec.gov. All forward-looking statements in this press release are based on information available to the Company as of the date hereof, and Aerohive Networks disclaims any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.

Non-GAAP Financial Measures
Aerohive’s results for its second quarter of fiscal year 2019 reported in this press release include certain non-GAAP financial measures, including:

•	non-GAAP gross profit and non-GAAP gross margin;

•	non-GAAP product gross profit and non-GAAP product gross margin;

•	non-GAAP subscription and support gross profit and non-GAAP subscription and support gross margin;

•	non-GAAP operating income (loss) and non-GAAP operating margin;

•	non-GAAP net income (loss) and non-GAAP net income (loss) per share;

•	non-GAAP operating expenses and non-GAAP functional expenses; and

•	non-GAAP operating expense percentage and non-GAAP functional expense percentage.
The Company defines non-GAAP financial measures to exclude share-based compensation, adjustments to internal-use software amortization and certain charges related to litigation and restructuring.
The Company has included certain non-GAAP financial measures in this press release because the Company believes they are key measures which can be used to evaluate the business, measure performance, identify trends affecting the business, formulate financial projections and make strategic decisions. In particular, the exclusion of certain expenses in calculating these non-GAAP financial measures can provide a useful measure for period-to-period comparisons of the Company’s core business.

Although investors frequently use non-GAAP financial measures in their evaluations of companies, these non-GAAP financial measures have limitations in that they do not reflect all of the amounts associated with the Company’s results of operations, as determined in accordance with GAAP. Some of these limitations are:

•	the non-GAAP measures do not consider the expense related to stock-based compensation, which is an ongoing expense for the Company;

•
although amortization of internal-use software is a non-cash charge, the assets being amortized often will have to be replaced in the future, and the non-GAAP measures do not reflect any future cash requirement for such replacements;

•
excluding certain expenses associated with litigation in the quarter or fiscal year does not reflect the impact on our ongoing operations over these periods of the cash requirement to defend such or other litigation;

•
restructuring charges excluded in the quarter or fiscal year primarily relate to employee termination costs and benefits and do not reflect the cash requirement relating to the costs associated with such restructuring;

•	legal and other fees related to the proposed acquisition are items that are non-recurring and excluding these charges provide better comparative measure; and

•
other companies, including companies in our industry, may not exclude these as non-GAAP financial measures or may include them but calculate them differently, which reduces their usefulness as a comparative measure.

Because of these and other limitations, you should consider non-GAAP financial measures only together with other financial performance measures, including various cash flow metrics, net loss and other GAAP results.
We have provided a description of these non-GAAP financial measures and a reconciliation of the Company's historical non-GAAP financial measures to their most-directly comparable GAAP measures in the financial statement tables included in this press release, and we encourage investors to review the reconciliation.
New Accounting Standard
The Company adopted, effective January 1, 2019, ASC 842, the new accounting standard related to leases. The Company elected not to restate prior-period financial information to reflect this standard.

About Aerohive Networks
Aerohive uses Cloud Management, Machine Learning, and Artificial Intelligence to radically simplify and secure the Access Network. Our Cloud-Managed Wireless, Switching, Routing, and Security technologies provide unrivalled flexibility in deployment, management, and licensing. Credited with pioneering Controller-less Wi-Fi and Cloud Management, Aerohive delivers continuous innovation at Cloud-speed that constantly challenges the industry norm, allowing customers to rethink what's possible. Our innovations and global cloud footprint radically simplify Access Network operation for 30,000+ customers and 10+ million daily users. See how at https://www.aerohive.com/customers.
Aerohive was founded in 2006 and is headquartered in Milpitas, CA. For more information, please visit www.aerohive.com, call us at 408-510-6100, follow us on Twitter @Aerohive, subscribe to our blog, or become a fan on our Facebook page.

“Aerohive” and “Aerohive Networks” are registered trademarks of Aerohive Networks, Inc. All product and company names used herein are trademarks or registered trademarks of their respective owners.  All rights reserved.

Investor Relations Contact:
The Blueshirt Group
Melanie Solomon
(408) 769-6720
ir@aerohive.com

AEROHIVE NETWORKS, INC.
Condensed Consolidated Statements of Operations
(unaudited) (in thousands, except share and per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
Revenue:
Product	$24,746	$29,268	$45,232	$54,334
Subscription and support	13,291	11,207	25,822	21,908
Total revenue	38,037	40,475	71,054	76,242
Cost of revenue (1):
Product	9,888	10,379	18,885	19,050
Subscription and support	3,719	3,383	7,360	6,787
Total cost of revenue	13,607	13,762	26,245	25,837
Gross profit	24,430	26,713	44,809	50,405
Operating expenses:
Research and development (1)	9,668	8,581	18,431	17,860
Sales and marketing (1)	13,170	15,731	27,667	31,401
General and administrative (1)	7,711	5,272	13,722	11,226
Total operating expenses	30,549	29,584	59,820	60,487
Operating loss	(6,119)	(2,871)	(15,011)	(10,082)
Interest income	475	337	971	626
Interest expense	(200)	(183)	(407)	(347)
Other income (expense), net	(80)	(31)	(77)	(204)
Loss before income taxes	(5,924)	(2,748)	(14,524)	(10,007)
Provision for income taxes	158	84	210	142
Net loss	$(6,082)	$(2,832)	$(14,734)	$(10,149)
Net loss per share, basic and diluted	$(0.11)	$(0.05)	$(0.26)	$(0.19)
Weighted-average shares used in computing net loss per share, basic and diluted	56,676,019	54,828,749	56,354,579	54,582,129

(1) Includes stock-based compensation as follows:
Cost of revenue	$240	$256	$466	$502
Research and development	867	968	1,953	2,014
Sales and marketing	913	1,110	1,839	2,107
General and administrative	1,133	1,250	2,480	2,632
Total stock-based compensation	$3,153	$3,584	$6,738	$7,255

AEROHIVE NETWORKS, INC.
Condensed Consolidated Balance Sheets
(unaudited) (in thousands)

	June 30,	December 31,
	2019	2018
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$36,379	$26,049
Short-term investments	57,571	66,052
Accounts receivable, net	11,915	16,185
Inventories	14,303	16,117
Prepaid expenses and other current assets	6,763	6,399
Total current assets	126,931	130,802
Property and equipment, net	4,552	5,947
Operating lease right-of-use assets	4,066	—
Goodwill	513	513
Other assets	4,276	4,255
Total assets	$140,338	$141,517
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$14,061	$16,129
Accrued liabilities	7,707	8,937
Operating lease liabilities, current	1,024	—
Debt, current	—	20,000
Deferred revenue, current	41,532	38,786
Total current liabilities	64,324	83,852
Debt, non-current	20,000	—
Deferred revenue, non-current	40,877	38,475
Operating lease liabilities, non-current	3,211	—
Other liabilities	1,179	1,582
Total liabilities	129,591	123,909
Stockholders’ equity:
Preferred stock	—	—
Common stock	57	56
Additional paid–in capital	301,722	293,910
Treasury stock	(10,584)	(10,584)
Accumulated other comprehensive income (loss)	46	(14)
Accumulated deficit	(280,494)	(265,760)
Total stockholders’ equity	10,747	17,608
Total liabilities and stockholders’ equity	$140,338	$141,517

AEROHIVE NETWORKS, INC.
Condensed Consolidated Statements of Cash Flows
(unaudited) (in thousands)

	Six Months Ended June 30,
	2019	2018
Cash flows from operating activities
Net loss	$(14,734)	$(10,149)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	1,492	1,493
Stock-based compensation	6,738	7,255
Other	(346)	(274)
Changes in operating assets and liabilities:
Accounts receivable, net	4,270	475
Inventories	1,814	2,261
Prepaid expenses and other current assets	(524)	(293)
Operating lease right-of-use assets and other assets	754	(370)
Accounts payable	(1,950)	(105)
Accrued liabilities and other current liabilities	(1,647)	478
Operating lease liabilities, non-current and other liabilities	(335)	12
Deferred revenue	5,148	4,267
Net cash provided by operating activities	680	5,050
Cash flows from investing activities
Purchases of property and equipment	(436)	(1,439)
Maturities of short-term investments	57,482	38,651
Purchases of short-term investments	(48,374)	(33,360)
Net cash provided by investing activities	8,672	3,852
Cash flows from financing activities
Proceeds from exercise of vested stock options and employee stock purchase plan	1,462	1,612
Payment for shares withheld for tax withholdings on vesting of restricted stock units	(387)	(1,673)
Payment to repurchase common stock	—	(1,023)
Payment on finance lease (capital lease prior to adoption of ASC 842)	(97)	(94)
Net cash provided by (used in) financing activities	978	(1,178)
Net increase in cash and cash equivalents	10,330	7,724
Cash and cash equivalents at beginning of period	26,049	27,249
Cash and cash equivalents at end of period	$36,379	$34,973

AEROHIVE NETWORKS, INC.
Reconciliation of GAAP to Non-GAAP Financial Measures
(Unaudited) (in thousands, except share and per share data)

	Three Months Ended June 30,				Six Months Ended June 30,
	2019		2018		2019		2018

	Amount	Margin	Amount	Margin	Amount	Margin	Amount	Margin
Gross Profit and Gross Margin Reconciliations:
GAAP gross profit	$24,430	64.2%	$26,713	66.0%	$44,809	63.1%	$50,405	66.1%
Stock-based compensation	240	0.6%	256	0.6%	466	0.7%	502	0.7%
Amortization of internal-use software	35	0.1%	35	0.1%	70	0.1%	70	0.1%
Restructuring charges	27	0.1%	—	—%	27	—%	—	—%
Non-GAAP gross profit	$24,732	65.0%	$27,004	66.7%	$45,372	63.9%	$50,977	66.9%

Product Gross Profit and Product Gross Margin Reconciliations:
GAAP product gross margin	$14,858	60.0%	$18,889	64.5%	$26,347	58.2%	$35,284	64.9%
Stock-based compensation	32	0.1%	32	0.1%	61	0.2%	62	0.2%
Restructuring charges	1	—%	—	—%	1	—%	—	—%
Non-GAAP product gross margin	$14,891	60.1%	$18,921	64.6%	$26,409	58.4%	$35,346	65.1%

Subscription and Support Gross Profit and Subscription and Support Gross Margin Reconciliations:
GAAP subscription and support gross margin	$9,572	72.0%	$7,824	69.8%	$18,462	71.5%	$15,121	69.0%
Stock-based compensation	208	1.5%	224	2.0%	405	1.5%	440	2.0%
Amortization of internal-use software	35	0.3%	35	0.3%	70	0.3%	70	0.3%
Restructuring charges	26	0.2%	$—	—%	26	0.1%	—	—%
Non-GAAP subscription and support gross margin	$9,841	74.0%	$8,083	72.1%	$18,963	73.4%	$15,631	71.3%

Operating Income (Loss) and Operating Margin Reconciliations:
GAAP operating loss	$(6,119)	(16.1)%	$(2,871)	(7.1)%	$(15,011)	(21.1)%	$(10,082)	(13.2)%
Stock-based compensation	3,153	8.3%	3,584	8.9%	6,738	9.5%	7,255	9.5%
Amortization of internal-use software	35	0.1%	35	0.1%	70	0.1%	70	0.1%
Restructuring charges	2,284	6.0%	—	—%	2,284	3.2%	—	—%
Charges related to securities litigation	95	0.2%	64	0.1%	290	0.4%	153	0.2%
Legal and other fees related to proposed acquisition	2,100	5.6%	—	—%	2,100	2.9%	—	—%
Non-GAAP operating income (loss)	$1,548	4.1%	$812	2.0%	$(3,529)	(5.0)%	$(2,604)	(3.4)%

	Amount	Per share	Amount	Per share	Amount	Per share	Amount	Per share
Net Income (Loss) and Net Income (Loss) per Share Reconciliations:
GAAP net loss	$(6,082)	$(0.11)	$(2,832)	$(0.05)	$(14,734)	$(0.26)	$(10,149)	$(0.19)
Stock-based compensation	3,153	0.06	3,584	0.07	6,738	0.12	7,255	0.14
Amortization of internal-use software	35	—	35	—	70	—	70	—
Restructuring charges	2,284	0.04	—	—	2,284	0.04	—	—
Charges related to securities litigation	95	—	64	—	290	—	153	—
Legal and other fees related to proposed acquisition	2,100	0.04	—	—	2,100	0.04	—	—
Non-GAAP net income (loss)	$1,585	$0.03	$851	$0.02	$(3,252)	$(0.06)	$(2,671)	$(0.05)

Shares Used in Computing non-GAAP Basic and Diluted Net Income (Loss) per Share:
Weighted average shares used in computing net loss per share, basic	56,676,019		54,828,749		56,354,579		54,582,129
Weighted average shares used in computing net income (loss) per share, diluted	57,277,330		56,002,902		56,354,579		54,582,129

AEROHIVE NETWORKS, INC.
Reconciliation of GAAP to Non-GAAP Financial Measures
(Unaudited) (in thousands, except share and per share data)

	Three Months Ended June 30,				Six Months Ended June 30,
	2019		2018		2019		2018

	Amount	% of Revenue	Amount	% of Revenue	Amount	% of Revenue	Amount	% of Revenue
Operating and Functional Expenses and Expenses Percentages Reconciliations:
GAAP research and development	$9,668	25.4%	$8,581	21.2%	$18,431	25.9%	17,860	23.4%
Stock-based compensation	(867)	(2.3)%	(968)	(2.4)%	(1,953)	(2.7)%	(2,014)	(2.6)%
Restructuring charges	(2,048)	(5.3)%	—	—%	(2,048)	(2.9)%	—	—%
Non-GAAP research and development	$6,753	17.8%	$7,613	18.8%	$14,430	20.3%	$15,846	20.8%

GAAP sales and marketing	$13,170	34.6%	$15,731	38.9%	$27,667	38.9%	$31,401	41.2%
Stock-based compensation	(913)	(2.4)%	(1,110)	(2.8)%	(1,839)	(2.6)%	(2,107)	(2.8)%
Restructuring charges	(166)	(0.4)%	—	—%	(166)	(0.2)%	—	—%
Non-GAAP sales and marketing	$12,091	31.8%	$14,621	36.1%	$25,662	36.1%	$29,294	38.4%

GAAP general and administrative	$7,711	20.3%	$5,272	13.0%	$13,722	19.3%	$11,226	14.7%
Stock-based compensation	(1,133)	(3.0)%	(1,250)	(3.1)%	(2,480)	(3.5)%	(2,632)	(3.4)%
Restructuring charges	(43)	(0.1)%	—	—%	(43)	(0.1)%	—	—%
Charges related to securities litigation	(95)	(0.2)%	(64)	(0.2)%	(290)	(0.4)%	(153)	(0.2)%
Legal and other fees related to proposed acquisition	(2,100)	(5.6)%	—	—%	(2,100)	(2.9)%	—	—%
Non-GAAP general and administrative	$4,340	11.4%	$3,958	9.8%	$8,809	12.4%	$8,441	11.1%

GAAP operating expenses	$30,549	80.3%	$29,584	73.1%	$59,820	84.2%	$60,487	79.3%
Stock-based compensation	(2,913)	(7.7)%	(3,328)	(8.2)%	(6,272)	(8.8)%	(6,753)	(8.8)%
Restructuring charges	(2,257)	(5.9)%	—	—%	(2,257)	(3.2)%	—	—%
Charges related to securities litigation	(95)	(0.2)%	(64)	(0.2)%	(290)	(0.4)%	(153)	(0.2)%
Legal and other fees related to proposed acquisition	(2,100)	(5.5)%	—	—%	(2,100)	(3.0)%	—	—%
Non-GAAP operating expenses	$23,184	61.0%	$26,192	64.7%	$48,901	68.8%	$53,581	70.3%